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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2001

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                              THE AES CORPORATION
                 ---------------------------------------------
                 (exact name of registrant as specified in its
                                   chapter)

         DELAWARE                       019281                  54-1163725
(State of other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

                            1001 NORTH 19TH STREET
                           ARLINGTON, VIRGINIA 22209
             (address of principal executive officers) (zip code)


      Registrant's telephone number, including area code: (703) 522-1315

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                  On March 27, 2001, The AES Corporation ("AES") completed its acquisition of IPALCO Enterprises, Inc. ("IPALCO") through a share exchange transaction in accordance with the Agreement and Plan of Share Exchange dated as of July 15, 2000, between AES and IPALCO (the "Share Exchange Agreement"). Consequently, IPALCO has become a wholly-owned subsidiary of AES. IPALCO is an Indianapolis-based utility with 3,000 MW of generation and 433,000 customers in and around Indianapolis.

                 At the effective time of the share exchange, each of the outstanding 89,685,177 shares of IPALCO common stock was converted into the right to receive 0.463 of a share of AES common stock, based on the average of the closing sale price per share of AES common stock as reported on the New York Stock Exchange Composite Tape on each of the 20 Consecutive Trading days in the period from February 20 through March 19, 2001.

                 The purchase price for the acquisition was approximately $2.1 billion based on the number of shares of AES common stock issued multiplied by the closing price of AES common stock as of March 27, 2001.

                 The consideration for the acquisition consisted of newly issued shares of AES common Stock. Following the share exchange, AES owns all of the outstanding shares of capital stock of IPALCO. The transaction was subject to certain conditions, including receipt of regulatory approvals, including that of the Federal Energy Regulatory Commission and the Securities and Exchange Commission ("SEC"). As part of the SEC approval process, AES expects to restructure its ownership interests in CILCORP within two years in order to continue as an exempt holding company under the Public Utility Holding Company Act of 1935.

                    The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement (included in the AES Registration Statement on Form S-4 filed on August 16, 2000 as amended on September 1, 2000, September 14, 2000 and March 27, 2001).


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     As provided in Item 7(a)(4) of this Form 8-K, the requisite financial statements shall be filed no later than 60 days after the date this report is required to be filed. The Registrant undertakes to file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than June 9, 2001.

     (b) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     As provided in Item 7(b)(2) of this Form 8-K, the requisite pro forma financial information shall be filed no later than 60 days after the date this report is required to be filed. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than June 9, 2001.

     (c) EXHIBITS.

         2.1 Agreement and Plan of Share Exchange dated as of July 15, 2000, between The AES Corporation and IPALCO Enterprises, Inc. (incorporated by reference to the AES Registration Statement on Form S-4 filed on August 16, 2000 as amended on September 1, 2000 September 14, 2000 and March 27, 2001).

         99.1   Press Release issued by The AES Corporation dated
                March 27, 2001.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE AES CORPORATION

                                      By:    /s/ William R. Luraschi
                                         --------------------------------
                                          Name:  William R. Luraschi
                                          Title: Vice President and Secretary

Date:  April 10, 2001.


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                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Share Exchange dated as of July 15, 2000, between The AES Corporation and IPALCO Enterprises, Inc. (incorporated by reference to the AES Registration Statement on Form S-4 filed on August 16, 2000 as amended on September 1, 2000 September 14, 2000 and March 27, 2001).

         99.1   Press Release issued by The AES Corporation dated
                March 27, 2001.


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